SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Balanced Fund       -- Class A Shares
Fiscal period ending:  September 30, 1995
Inception date:  January 3, 1995


TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     Life*

P   = Initial Investment          $1,000

ERV = Ending Redeemable Value     $1,171

T   = Average Annual
      Total Return                   %17.07

                   *Life of fund, if less than 10 years
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SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Basic Value Fund       -- Class A Shares
Fiscal period ending:  September 30, 1995
Inception date:  January 3, 1995


TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     Life*

P   = Initial Investment          $1,000

ERV = Ending Redeemable Value     $1,167

T   = Average Annual
      Total Return                   %16.47

                   *Life of fund, if less than 10 years

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SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Real Estate Opportunities Fund -- Class A
Shares
Fiscal period ending:  September 30, 1995
Inception date:  January 3, 1995


TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     Life*

P   = Initial Investment          $1,000

ERV = Ending Redeemable Value     $1,052

T   = Average Annual
      Total Return                   %5.21

                   *Life of fund, if less than 10 years
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SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam International New Opportunities Fund --
Class A Shares
Fiscal period ending:  September 30, 1995
Inception date:  January 3, 1995


TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     Life*

P   = Initial Investment          $1,000

ERV = Ending Redeemable Value     $1,141

T   = Average Annual
      Total Return                   14.08%

                   *Life of fund, if less than 10 years

SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam International New Opportunities Fund --
Class B Shares
Fiscal period ending:  September 30, 1995
Inception date:  July 21, 1995


TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     Life*

P   = Initial Investment          $1,000

ERV = Ending Redeemable Value     $953

T   = Average Annual
      Total Return                   -4.71%

                   *Life of fund, if less than 10 years

SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam International New Opportunities Fund --
Class M Shares
Fiscal period ending:  September 30, 1995
Inception date:  July 21, 1995


TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     Life*

P   = Initial Investment          $1,000

ERV = Ending Redeemable Value     $969

T   = Average Annual
      Total Return                   -3.11%

                   *Life of fund, if less than 10 years